Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases	Leases
The Company leases office space and research and development space in Sacramento, California and Sarnia, Ontario under noncancelable lease agreements and leases various office equipment, warehouse space, and temporary fencing. The operating leases have remaining lease terms of one to nine years. Certain operating leases contain options to extend the lease. The Company included the periods covered by these options as we are reasonably certain to exercise the options for all leases. For leases with the option to extend on a month-to-month basis after the defined extension periods, the Company is reasonably certain to extend for the same term as related leases. As such, lease terms for all leased assets located at the same locations have the same end dates. Rent deposits relating to leases are included within other long-term assets on the Consolidated Balance Sheets.
During 2021, the Company entered into a seven-year lease agreement for office space in Sacramento, California and recorded an operating lease ROU asset of approximately $0.9 million. Also in 2021, the Company entered into an 18-month lease agreement for office space in Sarnia, Ontario and recorded an operating lease right-of-use asset of approximately $0.1 million. The Company also entered into certain other operating leases during 2021 which were not individually or in aggregate material to the Company’s consolidated financial statements. During 2021, the Company amended two of its existing office leases in Sacramento, California. The new agreement increased the lease payments and extended the lease agreement through October 2028.
The Company elected the accounting policy election to account for lease and nonlease components as a single lease component for all asset classes. Further, the Company elects to recognize lease payments on short-term leases in profit or loss on straight-line basis over the lease term for all asset classes, excluding such leases from recognition requirements under Topic 842.
The components of lease cost were as follows:

(in thousands)	December 31, 2021
Operating lease cost	$324
Variable lease cost	68
Total lease cost	$392
Other information related to leases is as follows:

(in thousands)	December 31, 2021
Operating lease ROU asset (included within Lease right-of-use asset)	$1,782

Weighted average remaining lease term (in years):
Operating leases	7.44
Weighted average discount rate:
Operating leases	2.8%

(in thousands)	December 31, 2021
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$271
ROU assets obtained in exchange for operating lease liabilities	$2,062
To calculate the ROU assets and liabilities, the Company uses the discount rate implicit in lease agreements when available. When the implicit discount rates are not readily determinable, the Company uses the incremental borrowing rate, determined as of the date of adoption for Topic 842. This rate was determined for individual leases based on available information regarding jurisdiction, lease term, and asset class. Further, the interest environment was considered, including analysis of benchmark rates from promissory notes, credit curve yields for bonds, and synthetic curves based on discount margin spreads.
Maturities of lease liabilities as of December 31, 2021 were as follows:

(in thousands)	December 31, 2021
2022	$327
2023	300
2024	269
2025	257
2026	264
Thereafter	528
Total lease payments	1945
Less: imputed interest	(179)
Less: lease liabilities, current	(280)
Lease liabilities, non-current	$1,486